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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-91715) pertaining to the NBC Internet, Inc. 1999 Stock Incentive Plan of our report dated January 26, 2000, with respect to the consolidated financial statements and schedule of NBC Internet, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999.

                                          /s/ Ernst & Young, LLP

Palo Alto, California
March 24, 2000